SSGA Active Trust

SPDR SSGA Ultra Short Term Bond ETF

(the “Fund”)

Supplement dated February 1, 2019 to the Summary Prospectus dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, Thomas Connelley and Karyn Corridan no longer serve as portfolio managers of the Fund and have been replaced by James Palmieri. Accordingly, the “Portfolio Managers” section on page 5 is replaced with the following:

The professional primarily responsible for the day-to-day management of the Fund is James Palmieri.

James Palmieri, CFA, is a Managing Director of the Adviser and Head of Structured Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 as part of the State Street Global Advisors acquisition of GE Asset Management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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